Exhibit 10.1

AMENDMENT NO. 1 TO THE

$1,500,000,000 364-DAY CREDIT AGREEMENT

This AMENDMENT NO. 1 TO $1,500,000,000 364-DAY CREDIT AGREEMENT, dated as of February 23, 2023, is entered into by and among STANLEY BLACK & DECKER, INC., a Connecticut corporation (the “Company”), the Lenders (as such term is defined below) executing this Amendment on the signature pages hereto (the “Executing Lenders”) and Citibank, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Company, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and the Agent have entered into a $1,500,000,000 364-Day Credit Agreement dated as of September 7, 2022 (such Credit Agreement, as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Company and the Required Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) The second sentence of the definition of “EBITDA” in Section 1.01 is amended by deleting the word “and” immediately preceding “(3)” and replacing it with “,” and inserting the following language immediately prior the period in such sentence:

“and (4) in calculating EBITDA for any Adjustment Period or for any period that includes any portion of an Adjustment Period, the Company is permitted to increase EBITDA by an amount equal to the Applicable Adjustment Addbacks”

(b) Section 1.01 is further amended by adding the following definitions in the appropriate alphabetical order:

“Adjustment Period” means each four fiscal quarter period ending with the third fiscal quarter of fiscal year 2023, the fourth fiscal quarter of fiscal year 2023, the first fiscal quarter of fiscal year 2024 and the second fiscal quarter of fiscal year 2024.

“Applicable Adjustment Addbacks” means charges relating to any of the following: (i) restructuring charges, (ii) charges for facility closures, (iii) acquisition and integration charges related to mergers and acquisitions, including those associated with the MTD Holdings, Inc. and Excel Industries acquisitions, (iv) charges associated with the Company’s voluntary retirement program, (v) charges associated with the Company’s global supply chain transformation, (vi) charges relating to the Russia business closure, (vii) charges relating to divested businesses, including impairment charges or losses on sale, (viii) debt extinguishment charges, (ix) charges related to legal, environmental or pension settlements, (x) asset impairment charges, and (xi) charges related to excess or obsolete inventory, in each case for items (i) through (xi) incurred during an Adjustment Period; provided that the sum of the Applicable Adjustment Addbacks for any Adjustment Period will not exceed $500,000,000 in the aggregate.

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement

(c) Section 5.01(f) is amended in full to read as follows:

Interest Coverage Ratio. The Company shall maintain, for each period of four consecutive fiscal quarters of the Company an Interest Coverage Ratio of not less than 3.50 to 1.00, provided that the Company shall only be required to maintain an Interest Coverage Ratio of not less than 1.50 to 1.00 for any Adjustment Period.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof, as of which the Administrative Agent shall confirm to the Company that it has received the following in form and substance satisfactory to the Administrative Agent:

(a) Executed Counterparts. Counterparts of this Amendment executed by the Company and the Lenders party to the Credit Agreement constituting the Required Lenders;

(b) Amendment Fee. Payment by the Company to each of the Executing Lenders a one-time amendment fee in an amount equal to three (3) basis points of such Executing Lender’s Commitment; and

(c) Fees and Expenses. Payment by the Company in full of the costs, expenses, and fees as set forth in Section 8.04(a) of the Credit Agreement.

SECTION 3. Representations and Warranties The Company represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement and in each of the other Loan Documents that have been entered into by the Company or any of the Designated Borrowers are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation and warranty shall be true and correct in all material respects as of such specific date) and as if each reference in said Article IV to “this Agreement” included reference to this Amendment and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

(d) This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement and shall be deemed to be a Loan Document.

SECTION 5. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic format shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7. Applicable Law, Jury Waiver and Jurisdiction. The provisions set forth in Sections 8.11 (Governing Law; Waiver of Jury Trial) and 8.13 (Submission to Jurisdiction; Etc.) of the Credit Agreement shall apply to this Amendment and are hereby incorporated by reference, mutatis mutandis, with the same force and effect as if fully set forth in this Amendment (and as if each reference to “this Agreement” were a reference to this Amendment).

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STANLEY BLACK & DECKER, INC.

By:	/s/ Robert T. Paternostro
Name:	Robert T. Paternostro
Title:	Vice President & Treasurer

CITIBANK, N.A., as Administrative Agent and as Lender

By:	/s/ Daniel Boselli
Name:	Daniel Boselli
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Michael Contreras
Name:	Michael Contreras
Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jonathan Bennett
Name:	Jonathan Bennett
Title:	Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kay Reedy
Name:	Kay Reedy
Title:	Managing Director

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Charlene Saldanha
Name:	Charlene Saldanha
Title:	Vice President

CREDIT SUISSE AG, NEW YORK BRANCH

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name:	Michael Dieffenbacher
Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Authorized Signatory

MUFG BANK, LTD.

By:	/s/ Jack Lonker
Name:	Jack Lonker
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ Sean Hakimi
Name:	Sean Hakimi
Title:	Authorized Signatory

BNP PARIBAS

By:	/s/ David Foster
Name:	David Foster
Title:	Director

By:	/s/ Claudia Zarate
Name:	Claudia Zarate
Title:	Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Andrew Everett
Name:	Andrew Everett
Title:	Senior Vice President

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Penny Neville-Park
Name:	Penny Neville-Park
Title:	Authorised signatory

By:	/s/ Andrew Moore
Name:	Andrew Moore
Title:	Authorised signatory

THE BANK OF NEW YORK MELLON

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kenneth R. Fieler
Name:	Kenneth R. Fieler
Title:	Vice President

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Cormac Langford
Name:	Cormac Langford
Title:	Director

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

STANDARD CHARTERED BANK

By:	/s/ Kristopher Tracy
Name:	Kristopher Tracy
Title:	Director, Financing Solutions

THE BANK OF NOVA SCOTIA

By:	/s/ Frans Braniotis
Name:	Frans Braniotis
Title:	Managing Director

THE HUNTINGTON NATIONAL BANK

By:	/s/ Tim Wiegand
Name:	Tim Wiegand
Title:	Managing Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:	/s/ David Perlman
Name:	David Perlman
Title:	Authorized Signatory

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement

TRUIST BANK

By:	/s/ Jason Hembree
Name:	Jason Hembree
Title:	Vice President

Stanley Black & Decker Am to $1,500,000,000 364-Day Credit Agreement